UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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AMICAS, Inc.

(Name of Registrant as Specified In Its Charter)

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April 30, 2007

Dear Stockholder:

We cordially invite you to attend the 2007 Annual Meeting of Stockholders of AMICAS, Inc. to be held at 10:00 a.m. on Tuesday, June 5, 2007 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts.

During the Annual Meeting, we will discuss each item of business described in the attached Proxy Statement and give a report on our business. There may also be time for questions. We hope that it will be possible for you to attend.

At the Annual Meeting, we will seek the election of directors, ratification of our appointment of an independent registered public accounting firm, and approval of our new 2007 Employee Stock Purchase Plan, providing for the issuance of 750,000 shares of our common stock. If the 2007 Employee Stock Purchase Plan is approved by our stockholders, the Board of Directors has agreed that the 750,000 shares underlying the 2007 Employee Stock Purchase Plan will be taken from the excess shares available for issuance under our 2006 Stock Incentive Plan thereby reducing the shares of common stock available under the 2006 Stock Incentive Plan to 7,250,000.

The matters to be considered at the Annual Meeting are listed in the following Notice of Annual Meeting of Stockholders and are more fully addressed in the attached Proxy Statement.

When you have finished reading the Proxy Statement, please date, sign and return your proxy card in the enclosed, self-addressed, postage pre-paid envelope as soon as possible or follow the instructions on the proxy card to vote over the Internet to ensure that your shares will be represented and voted at the Annual Meeting, even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy card or voted over the Internet.

On behalf of AMICAS, Inc., thank you for your continued support and interest in our company.

Sincerely,

Stephen N. Kahane, M.D., M.S.
CEO and Chairman

PROXY STATEMENT FOR THE AMICAS, INC. 2007 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
MANAGEMENT
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 1
PROPOSAL 2
PROPOSAL 3
OTHER MATTERS

AMICAS, Inc.
20 Guest Street
Boston, Massachusetts 02135

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, June 5, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AMICAS, Inc. will be held on:

Date & Time:	Tuesday, June 5, 2007 at 10:00 a.m., local time

Location:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts

For the following purposes:

1.	To elect six members of the Board of Directors to hold office until the 2008 Annual Meeting of Stockholders;

2.	To ratify the appointment by the Audit Committee of the Board of Directors of BDO Seidman, LLP as the independent registered public accounting firm for AMICAS, Inc. for the year ending December 31, 2007;

3.	To approve the AMICAS, Inc. 2007 Employee Stock Purchase Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Only the holders of record of common stock of AMICAS, Inc. at the close of business on April 13, 2007 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. In addition, only the holders of record of common stock of AMICAS, Inc. at the close of business on April 13, 2007 and persons holding proxies from such stockholders may attend the Annual Meeting. A list of stockholders as of the close of business on April 13, 2007 will be available, during ordinary business hours, for ten days prior to the Annual Meeting date at the office of the Corporate Secretary at the above address for examination by any stockholder, his, her or its agent, or his, her or its attorney.

Your attention is directed to the Proxy Statement provided with this Notice.

By Order of the Board of Directors,

Joseph D. Hill
Corporate Secretary
April 30, 2007
Boston, Massachusetts

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD TO VOTE OVER THE INTERNET IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED TO THE ENCLOSED ENVELOPE IF MAILED IN THE UNITED STATES. IF YOU ARE ABLE TO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD OWNER A PROXY IN YOUR NAME.

AMICAS, Inc.
20 Guest Street
Boston, Massachusetts 02135

PROXY STATEMENT FOR THE AMICAS, INC.
2007 ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, June 5, 2007

The 2007 Annual Meeting of Stockholders of AMICAS, Inc. (“Annual Meeting”) will be held on Tuesday, June 5, 2007 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, beginning at 10:00 a.m., local time. We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. It is anticipated that this Proxy Statement and the accompanying proxy card will first be mailed to holders of our common stock on or about May 4, 2007.

As used in this Proxy Statement, the terms “AMICAS”, the “Company”, “our” and “we” each refers to AMICAS, Inc. (formerly known as VitalWorks Inc.) and includes its subsidiary, Amicas PACS, Corp. (formerly Amicas, Inc.), unless the context otherwise requires.

GENERAL INFORMATION

Why am I receiving this Proxy Statement and proxy card?

You are receiving a Proxy Statement and proxy card because you own shares of common stock of AMICAS. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Although not part of this Proxy Statement, we are also sending along with this Proxy Statement, our 2006 annual report, which includes our financial statements for the fiscal year ended December 31, 2006. You can also find a copy of our 2006 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the Investor Relations section of our website at www.amicas.com.

If you elect to vote by proxy, when you sign the proxy card, you appoint Stephen N. Kahane and Joseph D. Hill as your representatives at the Annual Meeting. Dr. Kahane and Mr. Hill will vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting in case your plans change.

If an issue comes up for vote at the Annual Meeting that is not on the proxy card, Dr. Kahane and Mr. Hill will vote your shares in accordance with their best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

What am I voting on?

You are being asked to:

•	elect six directors;

•	ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2007; and

•	approve our 2007 Employee Stock Purchase Plan.

No cumulative voting rights are authorized, and dissenters’ rights are not applicable to these matters.

Who is entitled to vote?

Only holders of record of common stock of AMICAS as of the close of business on April 13, 2007 are entitled to vote at the Annual Meeting. This date is referred to as the “Record Date.” On the Record Date, there were 44,552,340 shares of AMICAS common stock outstanding and entitled to vote. Each share of common stock that you own entitles you to one vote. AMICAS common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. You may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

How do I vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Annual Meeting. Unless otherwise provided, the following instructions assume that your shares are registered directly in your name through our stock transfer agent, StockTrans, Inc., or you have stock certificates.

You may vote by mail.  You do this by completing and signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted “FOR” the election of the named nominees for directors, “FOR” the ratification of the appointment of the independent registered public accounting firm and “FOR” the approval of the AMICAS 2007 Employee Stock Purchase Plan. If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide your bank, broker or other nominee with instructions regarding how to vote your shares, and receive directions from your bank, broker or other nominee explaining how to provide such nominee with your voting instructions.

You may vote over the Internet.  You can access the Internet voting system at the Web address www.votestock.com. After you submit the log-in number located on your proxy card, you will be able to vote your shares through an electronic ballot. If your shares are held in street name, you must follow the instructions you receive from your bank, broker or other nominee to vote via the Internet.

You may vote in person at the Annual Meeting.  Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in street name, you must request a broker’s proxy card from your broker or other nominee and bring it to the Annual Meeting in order to vote at the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the named nominees for directors;

•	“FOR” the ratification of the appointment of the independent registered public accounting firm for our fiscal year ending December 31, 2007; and

•	“FOR” the approval of the AMICAS 2007 Employee Stock Purchase Plan.

How many votes do you need to hold the Annual Meeting?

Shares are counted as present at the Annual Meeting if the holder of those shares either is present and votes in person at the Annual Meeting or has properly submitted a proxy card.

As of the Record Date, 44,552,340 shares of our common stock were issued and outstanding. One-third of our outstanding shares as of the Record Date, equal to 14,850,780 shares, must be present at the Annual Meeting either in person or by proxy in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

Shares of common stock represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. “Broker non-votes” are shares that are held in street name by a bank or broker that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with brokers. Please vote in the manner described under “How do I vote?” for each account to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending timely written notice to our Corporate Secretary at AMICAS, Inc., 20 Guest Street, Boston, Massachusetts 02135;

•	signing, and returning to us in a timely manner, another proxy card with a later date or re-voting over the Internet (only your latest Internet vote will be counted); or

•	voting in person at the Annual Meeting. Please note that attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not sign and return your proxy card by mail or vote over the Internet or in person as described above under “How do I vote?”

If your shares are held in street name, your bank, broker or other nominee may have discretionary authority to vote your shares under certain circumstances even if it does not receive instructions from you. These circumstances include certain “routine” matters, such as the election of directors and the ratification of the appointment of the independent registered public accounting firm. Therefore, if you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How do I Vote?,” your bank, broker or other nominee may either vote your shares on routine matters, or leave your shares unvoted. We encourage you to provide voting instructions. This ensures that your shares will be voted at the Annual Meeting in the manner you desire. If your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your bank, broker or other nominee chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” When a bank, broker or other nominee votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the Annual Meeting.

A brokerage firm cannot vote customers’ shares on “non-routine” matters, such as the approval of our 2007 Employee Stock Purchase Plan. Therefore, if your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum.

How many votes must the nominees for election as directors receive to be elected?

The six nominees receiving the highest number of affirmative votes will each be elected as a director. This number is called a plurality.

If a nominee is unable to stand for election, the Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than six nominees.

How many votes are required to approve the ratification of the appointment of the independent registered public accounting firm?

The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of shares present in person, represented by the internet voting system, or represented by proxy at the Annual Meeting and entitled to vote.

How many votes are required to approve the 2007 Employee Stock Purchase Plan?

The approval of the 2007 Employee Stock Purchase Plan requires the affirmative vote of a majority of shares present in person, represented by the internet voting system, or represented by proxy at the Annual Meeting and entitled to vote.

How will votes be counted?

Election of Directors.  You may vote “FOR” or you may “WITHHOLD AUTHORITY” on voting for each nominee. A properly executed proxy marked “WITHHOLD AUTHORITY” will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions are not counted for purposes of electing directors. If you just sign your proxy card with no further instructions, your shares will be counted as a vote “FOR” each of the nominees for director. You may withhold authority to vote for a particular nominee by marking the “FOR” box and striking a line through the name of the nominee or nominees. Your shares will then be voted only for the remaining nominees. Brokerage firms have authority to vote their customers’ unvoted shares held by the firms in street name on this proposal. Because the election of directors requires a vote “FOR” such election by a plurality of the votes, if a broker does not exercise this authority, such “broker non-votes” will have no effect on the outcome of voting on this matter.

Ratification of the Appointment of Independent Registered Public Accounting Firm.  You may vote “FOR” or “AGAINST” the ratification of the appointment of the independent registered public accounting firm, or you may “ABSTAIN” from voting on this matter. Abstentions are counted for purposes of establishing a quorum. Brokerage firms have authority to vote their customers’ unvoted shares held by the firms in street name on this proposal. Because the ratification of the appointment of the independent registered public accounting firm requires a vote “FOR” such ratification by a majority of shares entitled to vote and present in person, represented by the internet voting system, or by proxy, abstentions will count as votes against this proposal and, if a broker does not exercise this authority, such “broker non-votes” will have no effect on the outcome of voting on this matter. If you just sign your proxy card with no further instructions, your shares will be counted as a vote “FOR” the ratification of the appointment of the independent registered public accounting firm. We are not required to obtain approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the selection of BDO Seidman, LLP as our independent accountants for our fiscal year ending December 31, 2007, our Audit Committee of our Board of Directors will reconsider its selection.

Approval of the 2007 Employee Stock Purchase Plan.  You may vote “FOR” or “AGAINST” approval of our 2007 Employee Stock Purchase Plan (the “2007 ESPP”), or you may “ABSTAIN” from voting on this matter. Abstentions are counted for purposes of establishing a quorum. Brokerage firms do not have authority to vote their customers’ unvoted shares held by the firms in street name on this proposal. Because approval of the 2007 ESPP requires a vote “FOR” such approval by a majority of shares entitled to vote and present in person, represented by the internet voting system, or by proxy, abstentions will count as votes against this proposal and “broker non-votes” will have no effect on the outcome of voting on this proposal. If you just sign your proxy card with no further instructions, your shares will be counted as a vote “FOR” approval of the 2007 ESPP.

All votes will be tabulated by the inspectors of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes.”

Is my vote confidential?

Only the inspectors of election and certain employees of AMICAS will have access to your proxy card. They will tabulate and certify the vote. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere. All comments will remain confidential unless you ask that your name be disclosed.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these directors and employees no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2007. That report will be filed with the Securities and Exchange Commission (“SEC”). You can obtain a copy of the quarterly report on our website at www.amicas.com/investor/, or by contacting our investor relations department at (617) 779-7892, or by contacting the SEC at (800) SEC-0330 for the location of the nearest public reference room, or through the SEC’s EDGAR system at www.sec.gov.

MANAGEMENT

The Board of Directors

Meetings and Attendance.  During the fiscal year ended December 31, 2006, the Board of Directors held 11 regular meetings and acted 5 times by unanimous written consent. Each director that served on the Board of Directors in 2006 attended more than 75% of the Board meetings and those committees of which such director was a member. Directors are invited to attend the Annual Meeting but we have no specific policy requiring attendance by directors at such meeting. Two of our directors attended our Annual Meeting of Stockholders held in 2006.

Independent Directors.  Under applicable rules of The Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of the Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that Dr. Phillip M. Berman, Mr. Stephen J. DeNelsky, Mr. David B. Shepherd, Dr. John J. Sviokla and Ms. Lisa W. Zappala are each independent directors as defined by the Nasdaq rules. Ms. Zappala will not stand for election as a director when her term expires at the Annual Meeting. Ms. Zappala’s decision not to stand for re-election is not as a result of any disagreement with the Company. The independent directors met separately 4 times in 2006. In 2006, Mr. DeNelsky was, upon the recommendation of the independent directors, appointed Lead Director by the Board of Directors.

Communications.  Stockholders interested in communicating with the Board of Directors or any individual director may do so by writing to: AMICAS, Inc., 20 Guest Street, Boston, Massachusetts 02135 attn: Corporate Secretary, or by email to AMCSboard@amicas.com. These communications will be forwarded to the appropriate director or directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Code of Business Conduct and Ethics.  The Board of Directors adopted a Code of Business Conduct and Ethics (“Code”) effective July 1, 2003 for our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. We have retained EthicsPoint, Inc. to provide an anonymous and confidential method to report Code violations or voice concerns. Based upon the nature of the complaint, EthicsPoint will generally advise at least one of our independent directors of the complaint. EthicsPoint and our Director of Legal Operations are the designated contacts for any complaints or reported violations concerning the Code. This Code is available on our website at www.amicas.com/investor/. Stockholders may request a free copy of the Code by writing to Investor Relations, AMICAS, Inc., 20 Guest Street, Boston, Massachusetts 02135. We intend to disclose any amendments to, or waivers from, our Code on our website. Disclosure regarding any amendments to, or waivers from, provisions of the Code that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

Corporate Governance Guidelines.  The Board of Directors has adopted corporate governance guidelines, which, in conjunction with our certificate of incorporation, by-laws and Board committee charters, provide guidelines for the Company and the Board to ensure effective corporate governance. The corporate governance guidelines are posted on our website at www.amicas.com/investor/.

Committees of the Board of Directors

Audit Committee.  The Board of Directors maintains a standing Audit Committee. The Audit Committee is composed of Stephen J. DeNelsky, David B. Shepherd and Lisa W. Zappala. Our Audit Committee has the authority to retain and terminate the services of our independent accountants, review annual financial statements, consider matters relating to accounting policy and internal controls and review the scope of annual audits. All Audit Committee members satisfy the current independence standards promulgated by the SEC and by the Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Shepherd, the chair of the Audit Committee, Mr. DeNelsky and Ms. Zappala are “audit committee financial experts,” as the SEC has defined that term in Item 407 of Regulation S-K (“Regulation S-K”) under the Securities Act of 1933, as amended (the “Securities Act”). Ms. Zappala will not stand for election as a director when her term expires at the Annual Meeting, and will serve on the Audit Committee through June 5, 2007. Ms. Zappala’s decision not to stand for re-election is not the result of any disagreement with the Company. The Audit Committee held 15 meetings during 2006 and acted 1 time by unanimous written consent.

A copy of the Audit Committee charter is available on our website at www.amicas.com/investor/. Please also see the report of the Audit Committee set forth elsewhere in this Proxy Statement.

Compensation Committee.  The Board of Directors maintains a standing Compensation Committee. From January 2006 until June 2006, the Compensation Committee was composed of Kenneth R. Adams, Phillip M. Berman and Lisa W. Zappala. In June 2006, Dr. Sviokla replaced Mr. Adams on the Compensation Committee. The Compensation Committee was chaired by Mr. Adams through June 2006. In June 2006, Ms. Zappala became chair of the Compensation Committee. Ms. Zappala will not stand for election as a director when her term expires at the Annual Meeting, and will serve on the Compensation Committee through June 5, 2007. Ms. Zappala’s decision not to stand for re-election is not the result of any disagreement with the Company. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our chief executive officer, and shall conduct its decision-making process with respect to that issue without the chief executive officer present. All Compensation Committee members qualify as independent under the definition promulgated by the Nasdaq Stock Market. The Compensation Committee held 7 meetings during 2006 and acted 3 times by unanimous written consent.

The Compensation Committee generally holds regularly scheduled in-person meetings throughout the year and additional meetings as appropriate either in person or by telephone. Generally, the Compensation Committee Chair works with management in establishing the agenda for Committee meetings. Management also prepares and submits information during the course of the year for the consideration of the Compensation Committee, such as management’s proposed recommendations to the Committee for performance measures and proposed financial targets, management’s proposed recommendations to the Committee for salary increases, management’s performance evaluations of executive officers, and other data and information, if requested by the Committee.

In addition, the Compensation Committee charter grants the Compensation Committee full authority to engage compensation consultants and other advisors to assist it in the performance of its responsibilities. Any compensation consultant retained by the Committee reports directly to the Compensation Committee. The Compensation Committee did not engage a compensation consultant for 2006 but instead independently confirmed for 2006 the market benchmarking of our executive compensation program, as discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement.

A copy of the Compensation Committee charter is available on our website at www.amicas.com/investor/.  Please also see the report of the Compensation Committee set forth elsewhere in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

From January 2006 until June 2006, the Compensation Committee was composed of Kenneth R. Adams, Phillip M. Berman and Lisa W. Zappala. In June 2006, Dr. Sviokla replaced Mr. Adams on the Compensation Committee. None of the Compensation Committee members in 2006 have had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

None of the Company’s executive officers have served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of the Company or member of the Compensation Committee.

Nominating and Corporate Governance Committee.  The Board of Directors maintains a standing Nominating and Corporate Governance Committee. From January 2006 until June 2006, the Nominating and Corporate Governance Committee was composed of Kenneth R. Adams, Stephen J. DeNelsky and Phillip M. Berman. In June 2006, Dr. Sviokla replaced Mr. Adams on the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is chaired by Mr. DeNelsky. This committee’s role is to make recommendations to the full Board as to the size and composition of the Board and its committees, and to evaluate and make recommendations as to potential candidates. All Nominating and Corporate Governance Committee members qualify as independent under the definition promulgated by the Nasdaq Stock Market. The Nominating and Corporate Governance Committee held 4 meetings during 2006 and acted 2 times by unanimous written consent.

A copy of the Nominating and Corporate Governance Committee charter is available on our website at www.amicas.com/investor/.

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in our Nominating and Corporate Governance Committee charter. These criteria include the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, including such factors as independence, business experience, diversity, and personal skills in software, other technology, finance, marketing, business, financial reporting, accounting, health care and other areas that are expected to contribute to an effective Board. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for a prospective nominee. The Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Director of Legal Operations, AMICAS, Inc., 20 Guest Street, Boston, Massachusetts 02135. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders also have the right under our by-laws to directly nominate director candidates, without any action or recommendation on the part of the Committee or the Board, by following the procedures set forth under “Other Matters — Stockholder Proposals” on page 33 of this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires directors, executive officers and the holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file. Based solely on our review of copies of filings made by reporting persons with the SEC or written representations from certain reporting persons that no Form 5 filing was required for such person, we believe that during fiscal year 2006, all filings required to be made by our reporting persons were timely made in accordance with the requirements of the Exchange Act, except as set forth below:

Director/Executive Officer	Change in Beneficial Ownership	Form 4 Filed

Joseph D. Hill	January 5, 2006 (grant of options)	April 7, 2006
Peter A. McClennen	January 5, 2006 (grant of options)	April 7, 2006

Certain Relationships and Related Transactions

Our Audit Committee reviews and approves in advance all related-party transactions. Since the beginning of fiscal year 2006, the Company has not been a participant in a transaction, and is not currently a participant in any proposed transaction, requiring disclosure as a related party transaction in this Proxy Statement pursuant to Item 404 of Regulation S-K under the Securities Act.

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning beneficial ownership of our outstanding common stock as of April 13, 2007 by:

•	each stockholder that we know is the beneficial owner of more than 5% of our outstanding common stock;

•	each of our directors;

•	each individual named in the Summary Compensation Table on page 15; and

•	all of our current directors and executive officers as a group.

Information with respect to “beneficial ownership” shown in the table below is based on information supplied by the respective beneficial owners. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. For purposes of calculating the percentage beneficially owned by a particular beneficial owner, the shares of common stock deemed outstanding include 44,552,340 shares outstanding as of April 13, 2007, plus all common stock issuable on exercise of options within 60 days of April 13, 2007 held by the particular beneficial owner (“Presently Exercisable Options”). Presently Exercisable Options are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the mailing address of each beneficial owner is c/o AMICAS, Inc., 20 Guest Street, Boston, Massachusetts 02135. Except as indicated in the footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders.

	Shares	Percentage
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned

Wellington Management Company, LLP(1)	6,825,372	15.32%
Brown Brothers Harriman & Co.(2)	2,826,059	6.34%
Manning & Napier Advisors, Inc.(3)	2,779,870	6.24%
Dimensional Fund Advisors, LP(4)	2,393,378	5.37%
Corsair Capital(5)	2,365,704	5.31%
Neil Gagnon(6)	2,320,788	5.21%
Stephen N. Kahane(7)	1,873,674	4.21%
Peter A. McClennen(8)	313,331	*
Joseph D. Hill(9)	252,895	*
Stephen Hicks(10)	226,262	*
David B. Shepherd(11)	68,750	*
Stephen J. DeNelsky(12)	53,750	*
Lisa W. Zappala(13)	18,250	*
Phillip M. Berman(14)	10,000	*
Stuart Long(15)	0	*
John J. Sviokla	0	*
All current directors and executive officers as a group (8 persons)(17)	2,590,650	5.81%

*	Less than one percent.

(1)	Number of shares beneficially owned based solely upon a Schedule 13G/A filed by Wellington Management Company, LLP on December 11, 2006. The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

(2)	Number of shares beneficially owned based solely upon a Schedule 13G/A filed jointly by Brown Brothers Harriman & Co. (“Brown”), Timothy E. Hartch (“Mr. Hartch”), 1818 Masters Partners Ltd, and Richard H. Witmer (“Mr. Witmer”) on February 8, 2007. According to the Schedule 13G/A, Brown, Mr. Hartch, 1818 Masters Partners Ltd and Mr. Witmer beneficially own an aggregate of 2,826,059 shares of common stock and each has an address of 140 Broadway, New York, New York 10005.

(3)	Number of shares beneficially owned based solely upon a Schedule 13G/A filed by Manning & Napier Advisors, Inc. on February 12, 2007. The address of Manning & Napier Advisors, Inc. is 290 Woodcliff Drive, Fairport, New York 14450.

(4)	Number of shares beneficially owned based solely upon a Schedule 13G filed by Dimensional Fund Advisors, LP. on February 9, 2007. The address of Dimensional Fund Advisors, LP. is 1299 Ocean Ave, Santa Monica, CA 90401.

(5)	Number of shares beneficially owned based solely upon a Schedule 13G/A filed jointly by Corsair Capital Partners, L.P. (“Corsair Capital”), Corsair Long Short International, Ltd. (“Corsair International”), Corsair Select, L.P. (“Corsair Select”), Corsair Capital Partners 100, L.P. (“Corsair 100”), Corsair Capital Investors, Ltd. (“Corsair Investors”), Corsair Capital Management, L.L.C. (“Corsair Management”), Jay R. Petschek (“Mr. Petschek”), Steven Major (“Mr. Major”) and Shai Gerson (“Mr. Gerson”) (collectively, the “Reporting Persons”), on February 13, 2007. According to the Schedule 13G/A: Corsair Capital beneficially owns 1,191,696 shares of common stock. Corsair International beneficially owns 8,743 shares of common stock. Corsair Select beneficially owns 804,454 shares of common stock. Corsair 100 beneficially owns 51,738 shares of common stock. Corsair Investors beneficially owns 147,273 shares of common stock. Corsair Management, as the investment manager of each of Corsair Capital, Corsair International, Corsair Select, Corsair 100 and Corsair Investors is deemed to beneficially own the 2,203,924 shares of common stock beneficially owned by them. Jay R. Petschek, as a controlling person of Corsair Management, is deemed to beneficially own the 2,203,924 shares of common stock beneficially owned by Corsair Management and is the beneficial owner of an additional 52,300 shares of common stock that he owns personally or through separate accounts managed by him. Steven Major is a controlling person of Corsair Management and is deemed to beneficially own the 2,203,924 shares of common stock beneficially owned by Corsair Management and is the beneficial owner of an additional 80,900 shares of common stock that he owns personally or through separate accounts managed by him. Collectively, the Reporting Persons beneficially own 2,365,704 shares of common stock. The address for each of Corsair Capital, Corsair Select, Corsair 100, Corsair Management, Mr. Petschek, and Mr. Major is 350 Madison Avenue, 9th Floor, New York, New York 10017. The address for each of Corsair International and Corsair Investors is c/o M&C Corporate Services Limited, P.O. Box 309, Ugland House, 113 South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies.

(6)	Number of shares beneficially owned based solely upon a Schedule 13G filed by Neil Gagnon on February 7, 2007. Neil Gagnon beneficially owns 2,320,788 shares of common stock of Amicas, Inc., which amount includes (i) 411,686 shares beneficially owned by Mr. Gagnon over which he has sole voting power and sole dispositive power; (ii) 33,465 shares beneficially owned by Mr. Gagnon over which he has sole voting power and shared dispositive power; (iii) 251,405 shares beneficially owned by Lois Gagnon, Mr. Gagnon’s wife, over which he has shared voting power and shared dispositive power; (iv) 775 shares beneficially owed by Mr. Gagnon and Mrs. Gagnon as Joint Tenants with Rights of Survivorship, over which he has shared voting power and shared dispositive power; (v) 56,531 shares held by the Lois E. and Neil E. Gagnon Foundation, of which Mr. Gagnon is a trustee and over which he has shared voting power and shared dispositive power; (vi) 82,570 shares held by the Gagnon Family Limited Partnership of which Mr. Gagnon is a partner and over which he has shared voting power and shared dispositive power; (vii) 71,075 shares held by the Gagnon Grandchildren Trust (the “Trust”) over which Mr. Gagnon has shared dispositive power but no voting power; (viii) 546,680 shares held by four hedge funds, of which Mr. Gagnon is either the principal executive officer of the manager or the managing member of a member of the general partner or the managing member and over which he has sole dispositive power and sole voting power; (ix) 2,620 shares held by the Gagnon Securities LLC Profit Sharing Plan and Trust (the “Plan”) of which Mr. Gagnon is a trustee and over which Mr. Gagnon has sole voting power and sole dispositive power; (x) 3,035 shares held by the Plan over which Mr. Gagnon has sole voting power and shared dispositive power; and (xi) 860,946 shares held for certain customers of Gagnon Securities LLC, of which Mr. Gagnon is the managing member and the principal owner and over which he has shared dispositive power but no voting power. The address of Mr. Gagnon is 1775 Broadway New York, NY 10019.

(7)	Includes 1,832,914 shares underlying options exercisable within 60 days of April 13, 2007.

(8)	Includes 311,331 shares underlying options exercisable within 60 days of April 13, 2007.

(9)	Includes 252,497 shares underlying options exercisable within 60 days of April 13, 2007.

(10)	Includes 213,988 shares underlying options exercisable within 60 days of April 13, 2007. Mr. Hicks resigned from the Company effective December 1, 2006.

(11)	Includes 43,750 shares underlying options exercisable within 60 days of April 13, 2007.

(12)	Includes 43,750 shares underlying options exercisable within 60 days of April 13, 2007.

(13)	Represents shares underlying options exercisable within 60 days of April 13, 2007.

(14)	Represents shares underlying options exercisable within 60 days of April 13, 2007.

(15)	Mr. Long resigned from the Company effective August 25, 2006.

(16)	Includes 2,512,492 shares underlying options exercisable within 60 days of April 13, 2007.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of the Board of Directors, consisting entirely of independent directors, has overall responsibility with respect to evaluating and approving compensation for the Company’s executive officers listed in the Summary Compensation Table appearing elsewhere in this Proxy Statement (collectively, the “Named Executive Officers”). The following Compensation Discussion and Analysis provides you with information that we believe necessary to understand our executive compensation policies and decisions as they relate to our Named Executive Officers.

The Company’s Compensation Philosophy

The primary objectives of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract, retain, and motivate superior executive talent. The focus is to tie short-term and long-term incentives to achievement of measurable corporate performance objectives and to closely align the interests of Named Executive Officers with those of the Company’s stockholders. To achieve these objectives, the Compensation Committee has implemented compensation plans that tie a substantial portion of the Named Executives Officers overall compensation to our financial performance.

The Compensation Committee develops and recommends compensation plans by reviewing publicly available compensation data and the Culpepper salary survey, for executive officers employed by national and regional technology companies. In particular, the benchmarking data focuses on publicly traded Health Care Information Technology (“HCIT”) companies with annual revenues and market capitalization similar to AMICAS.

The Compensation Committee has established a pay-for performance compensation philosophy, intended to bring base salaries and total executive compensation in line with approximately the fiftieth to one hundredth percentile of HCIT companies with annual revenues and market capitalization similar to our Company.

The Compensation Committee has also implemented annual and quarterly performance management programs for our Named Executive Officers under which performance goals are determined and set forth in writing at the beginning of each calendar year. In particular, these corporate goals establish budget and target levels for orders, revenue and operating income by which annual and quarterly cash bonuses are calculated. In addition, there is a stock price performance based cash bonus related to the average daily closing price of our common stock.

Compensation Components

The components of our executive compensation package include the following:

Base Salary

Base salaries for our Named Executive Officers are established based on the scope of their responsibilities and their prior relevant background, training, and experience, taking into account competitive market compensation paid by the companies represented in the compensation data the Compensation Committee reviews for similar positions and the overall market demand for such executives at the time of hire. As with total executive compensation, the Compensation Committee believes that executive base salaries should generally fall in the range of the fiftieth to one hundredth percentile of the range of salaries for executives in similar positions and with similar responsibilities in the HCIT companies with annual revenues and market capitalization similar to AMICAS. A Named Executive Officer’s base salary is also evaluated together with other components of the executive’s other compensation to ensure that the executive’s total compensation is in line with our overall compensation philosophy.

Base salaries are reviewed annually as part of our performance management program and increased for merit reasons, based on the executive’s success in meeting or exceeding performance objectives and an assessment of whether significant corporate goals were achieved. Additionally, we may adjust base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

Annual Performance Based Cash Bonus

Our compensation program provides Named Executive Officers with the opportunity to earn an annual performance-based cash bonus. The amount of the cash bonus depends on the level of achievement of the stated corporate revenue, orders and operating income performance goals. The Compensation Committee sets these objectives at the beginning of the fiscal year. Currently, all Named Executive Officers are eligible for annual performance-based cash bonuses in amounts ranging from $125,000 to $250,000.

Quarterly Performance Based Cash Bonus

Our compensation program also provides our Named Executive Officers with the opportunity to earn a quarterly performance-based cash bonus determined by exceeding certain thresholds for sales orders for the corresponding quarter. Currently, all Named Executive Officers are eligible for a quarterly performance-based cash bonus in amounts ranging from $3,750 to $6,750. In aggregate, the total quarterly based cash bonus paid to Named Executive Officers shall not exceed $15,000 per quarter.

Annual Stock Price Performance Cash Bonus

In addition, our compensation program provides Named Executive Officers with the opportunity to earn an annual stock price performance cash bonus. The amount of the cash bonus is subject to the attainment of an average stock price of $3.75 to $4.00 per share for the 2007 calendar year, determined by straight-line interpolation. Currently, all Named Executive Officers are eligible for an annual stock price performance cash bonus in amounts ranging from $125,000 to $250,000.

Long-Term Incentives

We believe that long-term performance is achieved through an ownership culture that encourages long-term participation by our Named Executive Officers of equity-based awards in the form of stock options. We typically make an initial equity award of stock options to new executives and annual equity grants as part of our overall compensation program. The Compensation Committee approves all equity grants for executives.

Initial Stock Option Awards

Named Executives who join us are awarded two initial stock option grants. These grants have an exercise price equal to the fair market value of our common stock on the day the grant is approved by the Compensation Committee. The first grant consists of an award with vesting between 8 to 12 equal quarterly installments and a second award with vesting on the six year anniversary and accelerated vesting upon attainment of pre-determined share price goals. The amount of the initial stock option award is determined based on the Named Executive Officers position with us, the Named Executive Officers base salary and an analysis of the competitive practices of the companies with similar annual revenues to us represented in the compensation data that the Compensation Committee reviews. The goal is to create a total compensation package for a new Named Executive Officer that is competitive with other similarly situated technology companies that we believe will enable us to attract highly qualified executives. The initial stock option awards are intended to provide the executive with incentive to build value in the Company over an extended period of time.

Annual Stock Option Awards

Our practice is to make annual stock option awards as part of our overall performance management program. The Compensation Committee believes that stock options provide management with a strong link to long-term corporate performance and the creation of stockholder value. We intend that the annual aggregate value of these awards will be set near competitive median levels for companies represented in the compensation data the Compensation Committee reviews. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive’s compensation is conducted when determining annual equity awards to ensure that an executive’s total compensation conforms to our overall philosophy and objectives.

The Compensation Committee grants annual stock option awards by reviewing publicly available compensation data and the Culpepper salary survey, for executive officers employed by national and regional technology companies. In particular, the benchmarking data focuses on publicly traded HCIT companies with annual revenues and market capitalization similar to AMICAS.

Other Compensation

We maintain broad-based benefits and perquisites that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a 401(k) plan. In particular circumstances, we may utilize cash signing bonuses when certain executives join us. Such cash signing bonuses are typically repayable in full to the company if the employee recipient voluntarily terminates employment with us prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof is determined on a case-by-case basis under the specific hiring circumstances. For example, the Compensation Committee will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses, and to create an additional incentive for an executive to join our company in a position where there is high market demand. None of these types of payments were necessary or applicable in 2006.

Termination Based Compensation Severance

Upon termination of employment, Named Executive Officers are entitled to receive severance payments under their employment offer letters. In determining whether to approve and in setting the terms of such severance arrangements, the Compensation Committee recognizes that executives, especially highly ranked executives, often face challenges securing new employment following termination. Severance for termination without cause for our Chief Executive Officer is 18 months of base salary and premiums in connection with health benefits under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) and 12 months of base salary and COBRA premiums for our Chief Operating Officer and Chief Financial Officer. Payment upon a change in control is 24 months of base salary and COBRA premiums for our Chief Executive Officer and 18 months of base salary and COBRA premiums for our Chief Operating Officer and Chief Financial Officer. See “Executive Compensation—Potential Payments Upon Termination or Change-in-Control” below for a detailed discussion of these provisions.

Acceleration of Vesting of Equity-Based Awards

In the event of a change of control, as defined in our employment agreement, all stock options shall immediately vest and the exercised period shall terminate on the earlier of two years from termination or ten years from the date of the grant.

Conclusion

Our compensation policies are designed to retain and motivate our Named Executive Officers and to ultimately reward them for outstanding individual and corporate performance.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid or accrued during the fiscal year ended December 31, 2006 to (i) our Chief Executive Officer, (ii) our Chief Financial Officer and (iii) our only other executive officer who earned more than $100,000 during the fiscal year ended December 31, 2006 and who was serving as an executive officer at December 31, 2006. The table also includes two additional executive officers who would have been among the three most highly compensated executive officers earning more than

$100,000 except for the fact that they were not serving as executive officers of the Company as of December 31, 2006.

				Option		All Other
		Salary	Bonus	Awards		Compensation		Total
Name and Principal Position	Year	($)	($)	($)		($)		($)

Stephen N. Kahane	2006	350,000	—	352,853	(1)	14,203	(2)	702,853
Chief Executive Officer
Joseph D. Hill	2006	250,000	—	303,210	(1)	7,786	(3)	560,996
Sr. Vice President and
Chief Financial Officer
Peter A. McClennen	2006	300,000	—	417,175	(1)	14,060	(4)	731,236
President and
Chief Operating Officer
Stephen Hicks(5)	2006	188,705	—	—		13,959	(6)	202,664
Former Vice President,
General Counsel
Stuart Long(7)	2006	168,750	—	—		27,290	(8)	108,540
Former Vice President,
Sales — West

(1)	Represents the amount recognized for financial statement reporting in accordance with Statement of Financial Accounting Standard No. 123(Revised 2004), “Share-Based Payment” (“SFAS 123R”). The assumptions utilized in recording this expense are included in Note N — Stockholders Equity to our Audited Consolidated Financial Statements for the fiscal year ended December 31, 2006 included in our annual report on Form 10-K filed with SEC on March 16, 2007.

(2)	Represents contributions made by the Company pursuant to the Company’s 401(k) savings plan

(3)	Represents $6,286 of contributions made by the Company pursuant to the Company’s 401(k) savings plan and $1,500 for a car allowance.

(4)	Represents $2,060 of contributions made by the Company pursuant to the Company’s 401(k) savings plan and $12,000 for a car allowance.

(5)	Mr. Hicks resigned effective December 1, 2006.

(6)	Represents $8,459 of contributions made by the Company pursuant to the Company’s 401(k) savings plan and $5,500 for a car allowance.

(7)	Mr. Long resigned effective August 25, 2006.

(8)	Represents $23,065 for sales commissions earned and $4,225 for a car allowance.

Grants of Plan-Based Awards

The following table shows information regarding grants of equity awards that we made during the fiscal year ended December 31, 2006 to each of the executive officers named in the Summary Compensation Table.

		All Option Awards:
		Number of	Exercise or Base
		Securities	Price of Option	Grant Date Fair
		Underlying Options	Awards	Value of Stock and
Name	Grant Date	(#)	($/Share)	Option Awards

Stephen N. Kahane(1)	—	—	—	—
Joseph D. Hill	1/5/06	50,000	$4.89	$104,500	(2)
Peter A. McClennen	1/5/06	80,000	$4.89	$167,200	(2)
Stephen Hicks(3)	—	—	—	—
Stuart Long(4)	1/5/06	15,000	$4.89	$31,350	(2)

(1)	There were no grants to Dr. Kahane during 2006.

(2)	Grant date fair value has been determined in accordance with the assumptions utilized by the Company for financial statement reporting under FAS 123R. The assumptions utilized in recording this expense are included in Note N — Stockholders Equity to our Audited Consolidted Financial Statements for the fiscal year ended December 31, 2006 included in our annual report on Form 10-K filed with SEC on March 16, 2007. Our executive officers will not realize the value of these awards in cash until these awards are exercised and the underlying shares are subsequently sold.

(3)	There were no grants to Mr. Hicks during 2006.

(4)	Options granted to Mr. Long were cancelled effective with his voluntary termination on August 25, 2006.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

We entered into an employment agreement with Stephen N. Kahane, M.D., M.S. on April 26, 2004 which employment agreement was effective as of January 1, 2004. The agreement was modified on July 26, 2004 in connection with Dr. Kahane’s promotion to Chief Executive Officer. The agreement automatically renews for one-year terms unless prior written notice is delivered by either party and includes the following:

•	An annual base salary of $350,000 for 2006 and 2007.

•	Incentive cash compensation of up to $250,000 for 2006 subject to the attainment of an average stock price (defined as the average daily closing AMICAS stock price on The NASDAQ Global Market for the applicable calendar year) of $5.00 to $6.00 for the calendar year 2006, a percentage (determined by straight line interpolation) of the target compensation will be paid. The 2006 stock price goals were not met, and, as a result, Dr. Kahane did not receive a cash bonus for 2006.

•	Incentive cash compensation for 2006 of up to $250,000 pursuant to a program established by the Compensation Committee in the event that certain performance goals related to revenue, orders and operating income targets are met. The 2006 performance goals were not met, and, as a result, Dr. Kahane did not receive a cash bonus for 2006.

We entered into an employment agreement with Joseph D. Hill on October 1, 2004, the term of which was scheduled to expire on December 31, 2006; however, it automatically renews for one-year terms unless prior written notice is delivered by either party and includes the following:

•	An annual base salary of $250,000 for 2006 and 2007.

•	Incentive cash compensation of up to $100,000 in 2006 subject to the attainment of an average stock price (defined as the average daily closing AMICAS stock price on The NASDAQ Global Market for the applicable calendar year) of $5.00 to $6.00 for the calendar year 2006, a percentage (determined by straight line interpolation) of the target compensation will be paid. The 2006 stock price goals were not met, and, as a result, Mr. Hill did not receive a cash bonus for 2006.

•	Incentive cash compensation for 2006 of up to $125,000 pursuant to a program established by the Compensation Committee in the event that certain performance goals related to revenue and operating income targets are met. The 2006 performance goals were not met, and, as a result, Mr. Hill did not receive a cash bonus for 2006.

We entered into an employment agreement with Peter A. McClennen on March 28, 2005, the term of which was scheduled to expire on December 31, 2005; however, it automatically renews for one-year terms unless prior written notice is delivered by either party and includes the following:

•	An annual base salary of $300,000 in 2006 and 2007.

•	Incentive cash compensation of up to $75,000 in 2006 subject to the attainment of an average stock price (defined as the average daily closing AMICAS stock price on The NASDAQ Global Market for the applicable calendar year) of $5.00 to $6.00 for the calendar year 2006, a percentage (determined by straight line interpolation) of the target compensation will be paid.. The 2006 stock price goals were not met, and, as a result, Mr. McClennen did not receive a cash bonus for 2006.

•	Incentive cash compensation for 2006 of up to $150,000 pursuant to a program established by the Compensation Committee in the event that certain performance goals related to revenue and operating income targets are met. The 2006 performance goals were not met, and, as a result, Mr. McClennen did not receive a cash bonus for 2006.

We entered into an employment agreement with Stephen Hicks on April 26, 2004, which employment agreement was effective as of January 1, 2004, which automatically renewed for one-year terms, until his voluntary termination date of December 1, 2006, and included the following:

•	An annual base salary of $205,000 for 2006.

•	Incentive cash compensation for 2006 of up to $95,000 pursuant to a program established by the Compensation Committee in the event that certain performance goals related to revenue and operating income targets are met. The 2006 performance goals were not met, and, as a result, Mr. Hicks did not receive a cash bonus for 2006.

Each agreement contains a six-month post-termination covenant not to compete, a two-year post-termination restriction period whereby the employee may not induce any of our employees to leave our employ, provisions to protect against solicitation of any customer with which the employee had contact with during the two year period prior to termination, and non-disclosure provisions which protect our interests. Named Executive Officers are also able to participate in all of our health, welfare and benefit programs that are available to our employees.

2007 Compensation Actions

						Fair Value of
	Annual	Stock Price	Performance	Orders	Options	Options
	Salary	Bonus	Based Bonus	Bonus	Granted	Granted	Total
Name and Principal Position	($)	($)(1)	($)(2)	($)(3)	(#)(4)	($)(5)	($)

Stephen N. Kahane	350,000	250,000	250,000	27,000	80,000	120,000	997,000
Chief Executive Officer
Joseph D. Hill	250,000	125,000	125,000	15,000	80,000	120,000	635,000
Sr. Vice President and Chief Financial Officer
Peter A. McClennen	300,000	150,000	150,000	18,000	80,000	120,000	738,000
President and Chief Operating Officer

(1)	Subject to the attainment of an average stock price (defined as the average daily closing AMICAS stock price on The NASDAQ Global Market) of $3.75 to $4.00 per share for the calendar year 2007.

(2)	Incentive cash compensation pursuant to a program established by the Compensation Committee in the event that certain performance goals related to revenue, orders and operating income targets are met.

(3)	Incentive cash compensation for 2007 pursuant to a program established by the Compensation Committee in the event that sales order targets are exceeded on a quarterly basis. Amounts are annual amounts.

(4)	The option shares vest and become exercisable in twelve equal quarterly installments beginning three months from the grant date. Upon a change in control (as defined in the executives’ employment agreement), unvested options shall fully vest.

(5)	Fair value has been determined in accordance with the assumptions utilized by the Company for financial statement reporting under FAS 123R. The assumptions utilized in recording this expense are included in Note N — Stockholders Equity to our Audited Consolidated Financial Statements for the fiscal year ended December 31, 2006 included in our annual report on Form 10-K filed with SEC on March 16, 2007.

(6)	In the event of a change in control of the Company, as long as the Company has achieved certain specific financial targets, the Named Executive Officers shall receive 100% of these respective target bonus amounts. If the bonuses based on specific financial targets have not been received at the time of change in control, the Named Executive Officers shall receive 50% at their target annual bonus upon change in control.

401(k) Profit Sharing Plan

We maintain a tax-qualified retirement savings plan, or 401(k) plan, that covers all eligible employees. Pursuant to our 401(k) plan, participants may elect to reduce their current compensation, on a pre-tax basis, by up to 50% of their compensation, but not more than $15,000 per calendar year, and have the amount of the reduction contributed to the 401(k) plan. The 401(k) plan also permits us, in our sole discretion, to make employer matching contributions equal to a specified percentage (as we determine) of the amount a participant has elected to contribute to the 401(k) plan, and/or employer profit-sharing contributions equal to a specified percentage (as we determine) of an employee’s compensation.

Outstanding Equity Awards At Fiscal Year-End

The following table shows grants of stock options outstanding on the last day of the fiscal year ended December 31, 2006 to each of the executive officers named in the Summary Compensation Table.

	Option Awards
					Equity Incentive
					Plan Awards:
	Number of		Number of		Number
	Securities		Securities		of Securities
	Underlying		Underlying		Underlying
	Unexercised		Unexercised		Unexercised		Option
	Options		Options		Uneared		Exercise	Option
	(#)		(#)		Options		Price	Expiration
Name	Exercisable		Unexercisable		(#)		($)	Date

Stephen N. Kahane	4,656	(1)	—		—		7.59	11/9/2009
	1,498	(2)	—		—		6.97	12/3/2009
	57,395	(3)	—		—		6.97	12/3/2009
	406,773	(4)	—		—		6.97	12/3/2009
	1,422,575	(5)	—		—		2.10	8/21/2010
	423	(1)	—		—		1.80	10/17/2010
	200	(1)	—		—		5.65	12/31/2011
	—		115,000	(6)	—		3.07	4/26/2014
	187,499		62,501	(7)	—		3.02	7/26/2014
	117,000		—		333,000	(8)	3.02	7/26/2014
Joseph D. Hill	133,333		66,667	(9)	—		3.80	10/1/2014
	65,000		—		185,000	(10)	3.80	10/1/2014
	12,499		37,501	(11)	—		4.89	1/5/2016
Peter A. McClennen	174,999		125,001	(12)	—		3.83	3/28/2015
	78,000		—		222,000	(13)	3.83	3/28/2015
	19,999		60,001	(14)	—		4.89	1/5/2016
Stephen Hicks	213,988		—		—		2.10	3/1/2007
Stuart Long

(1)	The option vested as to 100% of the shares on the fourth anniversary of the grant date.

(2)	The option vested as to 25% of the shares per year beginning on the first anniversary of the grant date.

(3)	The option vested as to 25% of the shares per year in quarterly installments.

(4)	The option vested as to 6.25% of the shares per quarter beginning 3 months from the grant date.

(5)	The option vested as to 8.33% of the shares per quarter beginning 64 days after the grant date.

(6)	On April 26, 2004, we granted to Dr. Kahane an option to purchase 115,000 shares of our common stock at fair market value on the grant date that vests on the sixth anniversary of the grant date.

(7)	On July 26, 2004, we granted to Dr. Kahane an option to purchase 250,000 shares of the our common stock at fair market value on the grant date that vests in twelve equal quarterly installments beginning three months from the grant date.

(8)	On July 26, 2004, we granted to Dr. Kahane an option to purchase 450,000 shares of our common stock, under the plan, at fair market value on the grant date that vest on the sixth anniversary of the grant date or upon a change in control (as defined in the employment agreement) unless they vest earlier in accordance with the following schedule. Subject to the attainment of an average stock price (defined as the average daily closing AMICAS, stock price on The NASDAQ Global Market for the applicable calendar year) of $4.00 to $5.00 per share for the calendar year 2005, a percentage (determined by straight line interpolation) of 225,000 of the 450,000 option shares granted to Dr. Kahane would vest and become exercisable effective December 31, 2005 (if acceleration of all 225,000 shares is not earned in 2005, there will be a carry over to 2006 of any remaining unvested option shares). In 2005, the average price per share of AMICAS common stock was $4.52, and as a result, 117,000 of the 450,000 shares vested. Subject to the attainment of an average stock price of $5.00 to $6.00 per share for calendar year 2006, a percentage (determined by straight line interpolation) of the 333,000 options will vest and become exercisable. The goals were not met and the shares did not vest. The 333,000 options will vest on the sixth anniversary of the grant date.

(9)	On October 1, 2004, we granted to Mr. Hill an option to purchase 200,000 shares of our common stock at fair market value on the grant date that vest in twelve equal quarterly installments beginning three months from the grant date and that fully vest upon a change in control (as defined in the agreement).

(10)	On October 1, 2004, we granted to Mr. Hill an option to purchase 250,000 shares of our common stock, under the plan, at fair market value on the grant date that vests on the sixth anniversary of the grant date provided, however, that subject to the attainment of an average stock price (defined as the average daily closing AMICAS common stock price on The NASDAQ Global Market for the applicable calendar year) of $4.00 to $5.00 per share for the calendar year 2005, a percentage (determined by straight line interpolation) of 125,000 of the 250,000 option shares would vest and become exercisable effective December 31, 2005 (if acceleration of all 125,000 shares is not earned in 2005, there will be a carry over to 2006 of any remaining unvested option shares). In 2005, the average price per share of AMICAS common stock was $4.52, and as a result, 65,000 of the 250,000 shares vested. Upon a change in control (as defined in the employment agreement) these option shares shall immediately vest. Subject to the attainment of an average stock price of $5.00 to $6.00 per share for calendar year 2006, a percentage (determined by straight line interpolation) of the 185,000 options will vest and become exercisable. The goals were not met and the shares did not vest. The 185,000 options will vest on the sixth anniversary of the grant date.

(11)	On January 5, 2006 we granted to Mr. Hill an option to purchase 50,000 shares of our common stock at fair market value on the grant date. The option shares vest and become exercisable in twelve equal quarterly installments beginning three months from the grant date. Upon a change in control (as defined in the employment agreement), unvested options shall fully vest.

(12)	On March 28, 2005 we granted to Mr. McClennen an option to purchase 300,000 shares of our common stock at fair market value on the grant date that vest as follows: (i) 100,000 vest one year from the grant date, and (ii) the balance vest in eight equal quarterly installments beginning twelve months from the grant date so that the first quarterly installment shall vest fifteen months after the date of the grant. Upon a change in control (as defined in the employment agreement) unvested stock options shall fully vest.

(13)	On March 28, 2005, we granted to Mr. McClennen an option to purchase 300,000 shares of our common stock, under the plan, at fair market value on the grant date that vest on the sixth anniversary of the grant date provided, however, that subject to the attainment of an average stock price (defined as the average daily closing AMICAS common stock price on The NASDAQ National Market for the applicable calendar year) of $4.00 to $5.00 per share for the calendar year 2005, a percentage (determined by straight line interpolation) of 150,000 of the 300,000 option shares would vest and become exercisable effective December 31, 2005 (if acceleration of all 150,000 shares is not earned in 2005, there will be a carry over to 2006 of any remaining unvested option shares). In 2005, the average price per share of AMICAS common stock was $4.52, and as a result, 78,000 of the 300,000 shares vested. Upon a change in control (as defined in the employment agreement) these option shares shall immediately vest. Subject to the attainment of an average stock price of $5.00 to $6.00 per share for calendar year 2006, a percentage (determined by straight line interpolation) of the 222,000 options will vest and become exercisable. The goals were not met and the shares did not vest. The 222,000 options will vest on the sixth anniversary of the grant date.

(14)	On January 5, 2006, we granted to Mr. McClennen an option to purchase 80,000 shares of our common stock, under the plan, at fair market value on the grant date. The option shares shall vest and become exercisable in twelve equal quarterly installments beginning three months from option grant date. Upon a change in control (as defined in the employment agreement) unvested options shall fully vest.

Option Exercises And Stock Vested

None of our executive officers named in the Summary Compensation Table exercised options to purchase our common stock during the fiscal year ended December 31, 2006.

Pension Benefits

We do not have any qualified or non qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation.

Our employment agreement with Dr. Kahane provides for a severance payment upon the termination of employment by AMICAS without cause or by Dr. Kahane for good reason (as defined in the agreement) or upon non-renewal of the employment agreement, payable in accordance with our normal payroll procedure, equal to one and one-half times his then-current annual base salary, payment of a cash bonus if we meet certain financial performance goals, and the payment of health insurance premiums for eighteen months. In addition, a severance payment, upon termination of employment following a change in control of AMICAS, payable in accordance with our normal payroll procedure, of his then-current annual base salary and the payment of health insurance premiums for eighteen months will also be paid. Severance payments may be reduced by one-half as of the date Dr. Kahane becomes employed by a non-competitor and shall cease if employed by a competitor. If Dr. Kahane had been terminated under the above referenced circumstances as of December 31, 2006, he would have been entitled to receive up to $272,473 which includes the maximum contribution of the health insurance premiums.

Our employment agreement with Mr. Hill provides for a severance payment upon the termination of employment by AMICAS without cause or by Mr. Hill for good reason (as defined in the agreement) or upon non-renewal of the employment agreement, payable in accordance with our normal payroll procedure, equal to his then-current annual base salary, payment of a cash bonus if we meet certain financial performance goals, and the payment of health insurance premiums for twelve months. In addition, a severance payment, upon termination of employment following a change in control of AMICAS, payable in accordance with our normal payroll procedure, of his then-current annual base salary and the payment of health insurance premiums for eighteen months will also be paid. Severance payments may be reduced by one-half as of the date Mr. Hill becomes employed by a non-competitor and shall cease if employed by a competitor. If Mr. Hill had been terminated under the above referenced circumstances as of December 29, 2006, he would have been entitled to receive up to $322,493 which includes the maximum contribution of the health insurance premiums.

Our employment agreement with Mr. McClennen provides for a severance payment upon the termination of employment by AMICAS without cause or by Mr. McClennen for good reason (as defined in the agreement) or upon non-renewal of the employment agreement, payable in accordance with our normal payroll procedure, equal to his then-current annual base salary, payment of a cash bonus if we meet certain financial performance goals, and the payment of health insurance premiums for twelve months. In addition, a severance payment, upon termination of employment following a change in control of AMICAS, payable in accordance with our normal payroll procedure, of his then-current annual base salary and the payment of health insurance premiums for eighteen months will also be paid. Severance payments may be reduced by one-half as of the date Mr. McClennen becomes employed by a non-competitor and shall cease if employed by a competitor. If Mr. McClennen had been terminated under the above referenced circumstances as of December 31, 2006, he would have been entitled to receive up to $322,473 which includes the maximum contribution of the health insurance premiums.

Our employment agreement with Mr. Hicks provided for a severance payment upon the termination of employment by AMICAS without cause or for good reason (as defined in the agreements) or upon non-renewal of the employment agreement, payable in accordance with our normal payroll procedure, of his then-current annual base salary, payment of the cash bonus if we meet certain financial performance goals, and the payment of health insurance premiums for eighteen months. Mr. Hicks voluntarily resigned without good reason effective December 1, 2006, and accordingly no severance has been paid.

The agreements with all the above executive officers provide for an additional gross-up payment to be made to the executive officers in the event that, upon a change in control of AMICAS (as defined in the agreements), any payments to such executive officers would be subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended.

Non-Employee Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2006 to each of our non-employee directors. We do not pay directors who are also AMICAS employees any additional compensation for their services as directors.

	Fees Earned or
	Paid in	Stock	Option
	Cash	Awards	Awards	Total
Name	($)	($)(1)	($)(2)	($)

Kenneth R. Adams(3)	13,000	—	—	13,000
Philip M. Berman(4)	28,000	14,999	19,716	62,715
Stephen J. DeNelsky(5)	33,000	19,499	15,141	67,640
David B. Shepherd(6)	33,000	19,499	15,676	68,175
John J. Sviokla(7)	15,000	14,999	4,182	34,181
Lisa W. Zappala(8)	37,000	14,999	19,243	71,242

(1)	Restricted stock had been granted to the Company’s non-employee directors, which vest on the earlier of one year from the date of grant and the date the director completes a full term as a director. The fair value of the restricted stock awards was based on the closing market price of the Company’s common stock on the date of award and is being amortized on a straight line basis over the service period.

(2)	Represents the amount recognized for financial statement reporting in accordance with SFAS 123R. The assumptions utilized in recording this expense are included in Note N — Stockholders Equity to our audited consolidated financial statements for the fiscal year ended December 31, 2006 included in our Annual Report on Form 10-K filed with SEC on March 16, 2007.

(3)	Mr. Adams resigned from the Board of Directors effective April 25, 2006.

(4)	Mr. Berman has 27,800 options outstanding and 5,000 exercisable as of December 31, 2006.

(5)	Mr. DeNelsky has 51,890 options outstanding and 37,500 exercisable as of December 31, 2006.

(6)	Mr. Shepherd has 51,890 options outstanding and 37,500 exercisable as of December 31, 2006.

(7)	Mr. Sviokla has 15,300 options outstanding as of December 31, 2006.

(8)	Ms. Zappala has 34,800 options outstanding and 13,500 exercisable as of December 31, 2006.

The following is a description of the standard compensation arrangements under which our non- employee directors are compensated for their service as directors, including as members of the various committees of our Board of Directors.

Cash Payments:

Until June 10, 2006, each non-employee director was paid $4,000 per calendar quarter of service and an additional $10,000 for each year, or a pro rata portion thereof, of such director’s service as a non-employee director. Effective June 10, 2006, we agreed to combine the quarterly and annual cash payments and modified the payment schedule so that beginning September 2006, each non-employee director now receives $7,500 per calendar quarter of service, provided, however, that each non-employee director received his or her pro rata portion of the annual payment of $10,000 and quarterly payment of $4,000 through June 10, 2006. Additional cash payments include $2,500 to the chairperson of the Audit Committee, $1,000 to each of the chairpersons of the Compensation Committee and the Nominating and Corporate Governance Committee, and each member of the Audit Committee; and $500 to the Lead Director.

2006 Stock Incentive Plan:

Effective June 10, 2006, on the date of his or her initial election or appointment to the Board, each non-employee director shall receive under our 2006 Stock Incentive Plan (the “Plan”) restricted shares of our common stock in an amount equal to $15,000 divided by the per share closing price of our common stock as quoted on The Nasdaq Global Market on the date of grant, provided, however, that in the event of an appointment, such grant shall be made on a pro rata basis based upon a June 1 to May 31 year. On the date of his or her re-election (or initial election following an appointment to the Board), each non-employee director shall receive, pursuant to the Plan, restricted shares of our common stock in an amount equal to $15,000 divided by the per share closing price of our common stock as quoted on The Nasdaq Global Market on the date of grant.

Upon each appointment as chair of the Audit Committee or Lead Director, each such non-employee director shall receive a grant under the Plan of restricted shares of our common stock in an amount equal to $4,500 divided by the per share closing price of our common stock as quoted on The Nasdaq Global Market on the date of grant.

Directors Stock Option Plan:

Prior to the adoption of the 2006 Stock Incentive plan non-employee directors were compensated through our Directors Stock Option Plan which was adopted by our directors and approved by our stockholders in June 1998.

The Directors Stock Option Plan provided to each director who is not an employee of AMICAS or its subsidiaries, at the time he or she was first appointed or elected to the Board of Directors, an option to purchase 10,000 shares of our common stock. On each anniversary of such director’s service on the Board of Directors, each such non-employee director received a grant of an option to purchase 2,500 shares of common stock pursuant to the Directors Stock Option Plan. The Directors Stock Option Plan also allows the Compensation Committee of the Board of Directors to make additional grants of options to non-employee directors from time to time; however, in practice, the Board of Directors approves, at its discretion and upon the recommendation of the Compensation Committee, additional grants of options to non-employee directors.

All options granted under the Directors Stock Option Plan vest at a rate of 50% upon completion of one year of service as a director after the date of grant and 50% upon completion of the second year of service as a director after the date of grant. Generally, no option is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable only by the optionee during his or her lifetime. The exercise price of all options will be the fair market value of the shares of common stock on the trading day immediately preceding the date of grant, and the term of each option may not exceed ten years. Unless terminated sooner by the Board of Directors, the Directors Stock Option Plan will continue in effect for a period of ten years or until all options outstanding have expired or been exercised. As of December 31, 2006, there were 247,584 shares of common stock reserved for issuance under the Directors Stock Option Plan. In addition, as of December 31, 2006, options to acquire 152,000 shares of our common stock had been granted and were outstanding pursuant to the Directors Stock Option Plan at a weighted average exercise price of $3.45 per share.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2006:

	(a)	(b)	(c)
			Number of Securities Remaining
	Number of Securities to	Weighted-Average	Available for Future Issuance
	be Issued Upon Exercise	Exercise Price of	Under Equity Compensation
	of Outstanding Options,	Outstanding Options,	Plans (Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders(1)	2,595,762	$4.24	7,744,904	(2)
Equity compensation plans not approved by security holders(3)	4,466,637	$2.88	—

Total	7,062,399	$3.38	7,744,904

(1)	Consists of our:

•	2006 Stock Incentive Plan;

•	1996 Stock Option Plan;

•	Length-of-Service Nonqualified Stock Option (“LOSSO”) Plan; and

•	Directors Stock Option Plan.

The 2006 Stock Incentive Plan replaced our 1996 Stock Option Plan (the “1996 Plan”). Options outstanding under the 1996 Plan continue to have force and effect in accordance with the provisions of the instruments evidencing such options. However, no further options will be granted under the 1996 Plan, and no shares remain reserved for issuance under this plan

(2)	Includes 7,497,320 shares issuable under our 2006 Stock Incentive Plan.

Directors and employees are eligible to receive grants under the 2006 Stock Incentive Plan, which is administered by our Compensation Committee. The Compensation Committee approves options, rights or stock grants under the 2006 Stock Incentive Plan, including (i) the number of shares of common stock covered by such options, rights or stock grants, (ii) the dates upon which such options, rights or stock grants become exercisable (which is typically over a three to four year period), (iii) the exercise price of such options, rights or stock grants (which may not be less than the fair market value of a share of stock on the date the option or right is granted), and (iv) the duration of the options, rights or stock grants (which may not exceed ten years). The Compensation Committee has delegated to our Chief Executive Officer the authority to grant a limited number of options under the 2006 Stock Incentive Plan to new and current employees, other than executive officers and certain other officers. As of December 31, 2006, our Chief Executive Officer had the authority to grant options for up to 103,786 shares of our common stock.

(3)	Consists of our 2000 Broad-Based Stock Plan (the “2000 Plan”), for which stockholder approval was neither sought nor obtained, and which was adopted by the Board of Directors effective June 13, 2000. The 2006 Stock Incentive Plan replaced the 2000 Plan. Options outstanding under the 2000 Plan continue to have force and effect in accordance with the provisions of the instruments evidencing such options. However, no further options will be granted under the 2000 Plan, and no shares remain reserved for issuance under this plan.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this Proxy Statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement.

By the Compensation Committee:
Lisa W. Zappala (Chair)
Phillip M. Berman
John J. Sviokla

REPORT OF THE AUDIT COMMITTEE

In 2006, the Audit Committee was composed of Stephen J. DeNelsky, David B. Shepherd and Lisa W. Zappala. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in April 2001 and subsequently amended in March 2004. A copy of the Audit Committee charter is available on the Company’s website at www.amicas.com/investor/. Each member of the Audit Committee is an independent director as defined by its charter and the rules of The Nasdaq Stock Market and is an audit committee financial expert as defined by the rules of the SEC.

The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2006 and independently discussed those financial statements with the Company’s management and with the Company’s independent registered public accounting firm, BDO Seidman, LLP.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards; for issuing a report on those financial statements; and for auditing the effectiveness of the Company’s internal controls over financial reporting. The Company’s independent registered public accounting firm also performs timely reviews of the Company’s unaudited quarterly financial statements. The Audit Committee is solely and directly responsible for appointing, evaluating, retaining, compensating, overseeing and, when necessary, terminating the engagement of the independent registered public accounting firm. The Audit Committee is also responsible for reviewing management’s and the independent registered public accounting firm’s reports on the Company’s internal control over financial reporting. The Audit Committee pre-approves all audit services and all other services (review, attest and non-audit) to be provided to the Company by the independent registered public accounting firm. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management, internal accounting and financial personnel and the independent registered public accounting firm, the following:

•	the plan for, and the results of, each audit and review of the Company’s financial statements performed by the independent registered public accounting firm;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to our stockholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	the Audit Committee’s charter;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting and financial personnel.

The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T (Communication with Audit Committees) with BDO Seidman, LLP.

The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditors’ professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion regarding independence. The Audit Committee discussed with the independent registered public accounting firm the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm’s provision of the other, non-audit related services to the Company, which are described below under the caption “Independent Registered Public Accounting Firm Fees and Other Matters” in Proposal 2, is compatible with maintaining such accountants’ independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

By the Audit Committee:
David B. Shepherd (Chair)
Stephen J. DeNelsky
Lisa W. Zappala

PROPOSAL 1

ELECTION OF DIRECTORS

In April 2007, the Board of Directors has nominated six individuals to stand for election as directors at the Annual Meeting: Phillip M. Berman, M.D., Stephen J. DeNelsky, Stephen N. Kahane, M.D., M.S., David B. Shepherd and John J. Sviokla. Each nominee is currently serving as director of the Company. Each director elected at the Annual Meeting will serve until the 2008 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted “FOR” the election of all of the nominees as directors. Except as otherwise provided herein, the proxy cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The Board of Directors has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the Annual Meeting any of the nominees should be unable to serve or will not serve, the persons named in the proxy will vote to elect substitute nominees recommended by the Board of Directors. In no event can a proxy be voted to elect more than six directors.

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors of the Company and the names of other public companies in which such persons hold directorships. This information has been furnished by the respective individuals. Each individual’s age is as of the date of this Proxy Statement.

Phillip M. Berman, M.D., age 53, has served as a director since June 2005. Since May 2003, Dr. Berman has worked for Canyon Imaging Network PLLC as a managing member and director of Imaging Services at Carondelet Imaging Center in Tucson, Arizona. For a five-month period in the second half of 2003 he served as an advisor to Algotec, Inc. From January 2001 to May 2003, Dr. Berman served in various positions, including managing director, group vice president and Vice President, for Eastman Kodak Company’s Kodak Health Imaging division. He was also the president and general manager of AuntMinnie.com, a vertical portal for medical imaging professionals, which he founded in July 1999. Dr. Berman has served as a director on numerous Boards including Mobility, Inc., Protein Polymer Technology Inc. and CompuMed. Dr. Berman is a cum laude graduate of both Harvard University and the Medical College of Pennsylvania. He completed his residency in radiology at UC San Diego. Dr. Berman does not serve on the board of any other public company.

Stephen J. DeNelsky, age 39, has served as a director since March 2001. Since October 2004, Mr. DeNelsky has served as general partner of Sapphire Capital Management LP, a New York based investment fund. From March 2003 until October 2004, Mr. DeNelsky worked at Copper Arch Capital, LLC as a senior research analyst. From November 2001 through March 2003, he served as the portfolio manager of Forstmann-Leff Associates, LLC. In December 2000, Mr. DeNelsky founded Sapphire Capital Management LLC, a New York-based investment fund, and he served as its managing partner until November 2001. From June 1999 until December 2000, he was a senior research analyst in Credit Suisse First Boston’s Health Care Equity Research Group, covering primarily the healthcare information technology and e-health sectors. Mr. DeNelsky does not serve on the board of any other public company.

Stephen N. Kahane, M.D., M.S., age 49, has served as our Chief Executive Officer since September 2004, as a director since March 2001, and as Chairman since June 2005. Dr. Kahane also served as our President from September 2004 through March 2005 and Vice Chairman from March 2001 to May 2005. He was our Chief Strategy Officer from November 1999 until August 2004. From November 1999 until March 2001,

Dr. Kahane also served as President of our E-Health unit. Dr. Kahane also trained and served on the faculty at The Johns Hopkins Medical Center. Dr. Kahane does not serve on the board of any other public company.

Stephen J. Lifshatz, age 48, has not previously served as a director of AMICAS. Mr. Lifshatz is currently the Chief Financial Officer and Senior Vice President of Lionbridge Technologies, Inc, which he joined soon after it’s founding in 1997 and has the overall responsibility for worldwide accounting, risk management, reporting, and financial control activities of the company. Prior to joining Lionbridge, Mr. Lifshatz was the Chief Financial Officer and Treasurer of the Dodge Group. Previously, Mr. Lifshatz spent 15 years with Marcam Corporation in various senior roles, including operations controller, corporate controller, treasurer and Chief Financial Officer as well as president of an operating unit. Mr. Lifshatz does not serve on the board of any other public company.

David B. Shepherd, age 55, has served as a director since June 2001. Since 1990, Mr. Shepherd has been employed by Louis Dreyfus Property Group LLC, an international commercial property company owned by Louis Dreyfus S.A.S., and currently is its Vice President and Chief Financial Officer and holds equivalent positions at various affiliated joint ventures. Mr. Shepherd also is Treasurer and Secretary of LDS Advisors LLC, the sponsor and managing member of LDS Investment Group LLC, a real estate investment fund formed in February 2007. From 1975 until 1990, Mr. Shepherd was a certified public accountant with the audit practice of Ernst & Young LLP. Mr. Shepherd does not serve on the board of any other public company.

John J. Sviokla, age 49, has served as a director since June 2006. Since September 1998 he has served as vice president of DiamondCluster International (formerly Diamond Technology Partners) and director of the firm’s Innovation efforts. He became a director of DiamondCluster International in August 1999 and since April 2000 has been its vice chairman. DiamondCluster International is a public company. From 1993 to 1998, he was a professor at Harvard Business School. Dr. Sviokla has been a consultant to large and small companies around the world specializing in issues related to information technology adoption, sales force productivity, knowledge management and business performance. He has authored over 100 articles, cases, videos and tele-seminars. Dr. Sviokla has a D.B.A., M.B.A. and A.B. from Harvard Business School. Mr. Sviokla also serves on the Board of Directors of Diamond Management and Technology Consultants, Inc.

A plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.
PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS
A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to ratification by the stockholders at the Annual Meeting, the Audit Committee of the Board of Directors has appointed the independent registered public accounting firm of BDO Seidman, LLP as the independent registered public accounting firm for AMICAS for the year ending December 31, 2007. BDO Seidman, LLP has been AMICAS’ independent registered public accounting firm since 1996. If the stockholders do not ratify the appointment of BDO Seidman, LLP, the Audit Committee will reconsider the matter. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees that BDO Seidman, LLP, our independent registered public accounting firm, billed to us for professional audit services rendered during each of the last two fiscal years:

Fee Category	2006	2005

Audit Fees(1)	$610,000	$915,000
Audit-Related Fees(2)	$18,200	$8,000
Tax Fees(3)	—	$27,800
All Other Fees	—	—
Total Fees	$628,200	$950,800

(1)	Audit fees consist of fees for the audits of our financial statements and internal controls, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements that generally only the independent auditor can reasonably be expected to provide.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”. These services relate to due diligence related to mergers and acquisitions, employee benefit audits, accounting consultations in connection with the sale of our medical division, and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees for tax advice and tax planning services. Tax compliance services, which relate to preparation of tax returns accounted for none of the total tax fees billed in 2006 and 2005. Tax advice and tax planning services relate to tax advice related to the sale of the Company’s medical division and employee benefit plans.

The percentage of services set forth above in the categories Audit-Related Fees, Tax Fees, and All Other Fees, that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) under the SEC’s Regulation S-X (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 0%.

Pre-Approval Policy and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee is responsible for overseeing the independence of and setting the compensation for the independent auditor, in addition to evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

As set forth in its charter, the Audit Committee pre-approves all audit services to be provided to us, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. A copy of the Audit Committee charter is available on the company’s website at www.amicas.com/investor/. All of the services provided by BDO Seidman, LLP during the last two fiscal years were approved by the Audit Committee.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to ratify the appointment of the independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE
APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR AMICAS FOR THE YEAR ENDING DECEMBER 31, 2007. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS
A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3

APPROVAL OF THE 2007 EMPLOYEE STOCK PURCHASE PLAN

On April 13, 2007, our Board of Directors adopted, subject to stockholder approval, the 2007 Employee Stock Purchase Plan (the “2007 ESPP”), to permit our eligible employees to purchase shares of our common stock at a discounted price. Up to 750,000 shares of our common stock, subject to adjustment in the event of stock splits and other similar events, may be issued pursuant to the 2007 ESPP. This plan replaces the 2002 Employee Stock Purchase Plan, as all shares of common stock available for issuance under the 2002 Stock plan have been previously issued. If the 2007 ESPP is approved by our stockholders, the 750,000 shares underlying the 2007 ESPP will be taken from the excess shares available for issuance under the 2006 Stock Incentive Plan.

The Board believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key employees. ACCORDINGLY, THE BOARD BELIEVES ADOPTION OF THE 2007 ESPP IS IN OUR BEST INTERESTS AND THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2007 ESPP.

Description of the 2007 ESPP

The following is a brief summary of the 2007 ESPP. This summary is qualified in its entirety by reference to the 2007 ESPP which is attached hereto as Exhibit A.

General.  The 2007 ESPP provides eligible employees with the opportunity to purchase shares of our common stock at a discounted price.

Eligibility.  Each of our employees and the employees of our eligible subsidiaries, including any officer or director who is also an employee, is eligible to participate in the 2007 ESPP, provided that such employee (1) is employed by us or any eligible subsidiary on the applicable offering commencement date and (2) is customarily employed by us or any eligible subsidiary for more than 20 hours per week. As of April 1, 2007, approximately 240 of our employees would have been eligible to participate in the 2007 ESPP. An employee may not participate in the 2007 ESPP if, immediately after participation, the employee would own five percent or more of the combined voting power of our outstanding common stock or that of any parent or subsidiary corporation.

Offerings.  The 2007 ESPP is generally implemented through two annual offerings beginning February 1 and August 1. Generally, each offering may last six months but the Board has the discretion to select an offering period of less than six months. To participate in the 2007 ESPP, an eligible employee will authorize the Company to deduct from the employee’s pay, a whole percentage between 1% and 15% of his or her “compensation” (as that term is defined in the 2007 ESPP). On the last day of the offering period, unless such person withdraws or is no longer an eligible employee under the 2007 ESPP, an employee will purchase the largest number of whole shares available with funds that such person has set aside under the 2007 ESPP through payroll deductions. No employee may purchase in any one calendar year more than $25,000 of the fair market value of the common stock determined using the fair market value of our common stock as of the first day of the offering period. Additionally, no participating employee may purchase more than 5,000 shares in any calendar year through the exercise of options under the 2007 ESPP.

Purchase Price.  The price at which shares may be purchased during any offering is equal to 85% of the lower of (1) the closing price of our common stock on the first business day of the offering period, or (2) the closing price of our common stock on the last business day of the offering period.

Number of Shares and Share Adjustment.  The maximum number of shares of our common stock issuable under the 2007 ESPP is 750,000. The 2007 ESPP contains provisions relating to adjustments to be made under the 2007 ESPP in the event of stock splits, the payment of dividends and other change affecting our common stock.

Administration.  The 2007 ESPP is administered by our Board of Directors, which has the authority to make rules and regulations for the administration of the 2007 ESPP. The interpretations and decisions of the Board with regard to such rules are final and binding.

Amendment or Termination.  Our Board of Directors may terminate or amend the 2007 ESPP at any time, except that no amendment may be made without the prior approval of our stockholders if such approval is required by Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and that no amendment may be made which would cause the 2007 ESPP to fail to comply with Section 423 of the Code.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the 2007 ESPP and with respect to the sale of common stock acquired under the 2007 ESPP. This summary is based on the federal income tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

Tax Consequences to Participants.  A participant will not have income upon enrolling in the 2007 ESPP or upon purchasing shares of common stock at the end of an offering period.

The 2007 ESPP is intended to qualify as an “Employee Stock Purchase Plan” within the meaning of the Code and, as a result, participants will be afforded favorable income tax treatment under Sections 421 and 423 of the Code.

A participant may have both compensation income and capital gain income if the participant sells shares that were acquired under the 2007 ESPP at a profit (if sales proceeds exceed the purchase price). The amount of each type of income will depend on when the participant sells the shares. If the participant sells the shares more than two years after the commencement of the offering during which the shares were purchased and more than one year after the date that the participant purchased the shares, then upon sale of the shares, the participant will have compensation income equal to the lesser of:

•	15% of the market price of the shares on the day the offering commenced; and

•	the participant’s profit.

Any excess profit will be long-term capital gain.

If the participant sells the shares prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the shares less the purchase price. If the participant’s profit exceeds the compensation income, then the excess profit will be capital gain. This capital gain will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

If the participant sells the shares at a loss (if sales proceeds are less than the purchase price), then the loss will be a capital loss. This capital loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2007 EMPLOYEE STOCK PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

Annual Report to Stockholders

The Annual Report of AMICAS for the year ended December 31, 2006, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

Annual Report on Form 10-K

Our Internet address is www.amicas.com. The information on our website is not a part of, or incorporated into, this Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We make available on our website, and we will provide without charge at the written request of any holder of our common stock of record as of the close of business on April 13, 2007, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2006, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto. We will provide copies of the exhibits upon written request by eligible stockholders, for which we may impose a fee, limited to our reasonable expenses in providing such exhibits. Requests for copies of the exhibits to our annual report on Form 10-K should be mailed to:

AMICAS, Inc.
Attn: Investor Relations
20 Guest Street
Boston, Massachusetts 02135

No Incorporation by Reference of Committee Reports

The information in this Proxy Statement under the captions “Compensation Committee Report” and “Report of the Audit Committee” shall not be deemed to have been filed with the Securities and Exchange Commission and such information shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate such information by reference.

Stockholder Proposals

Proposals to be included in the Proxy Statement.  We expect to hold our 2008 Annual Meeting of Stockholders in June 2008 and we expect to mail our Proxy Statement in connection therewith by April 2008. Proposals of stockholders that are intended to be presented at our 2008 Annual Meeting of Stockholders must comply with Rule 14a-8 under the Exchange Act and our by-laws. Proposals must be submitted in writing and received by the Corporate Secretary at the address above on or before December 31, 2007 in order to be considered for inclusion in the Proxy Statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

Other Proposals (not to be included in the Proxy Statement).  According to our Second by-laws, a stockholder proposal may only be acted upon at an annual meeting of stockholders if the stockholder gives us notice of such proposal not less than 60 days nor more than 90 days before such annual meeting; provided, however, that if we give less than 60 days notice or prior public disclosure of the date of the annual meeting, notice by the stockholder must be given to us not later than the tenth day following the earlier of the date on which such notice of the meeting was mailed or the date on which such public disclosure was made. Accordingly, any stockholder proposals intended to be presented from the floor at our 2008 Annual Meeting of Stockholders must be submitted in writing not less than 60 days nor more than 90 days before such meeting, except as noted above, or the persons appointed as proxies will be permitted to exercise their discretionary voting authority with respect to the stockholder proposal.

Other Matters to be Brought Before the Annual Meeting

The Board of Directors knows of no other matters which will be brought before the Annual Meeting, other than the matters discussed herein. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number:

AMICAS, Inc.
Attn: Investor Relations
20 Guest Street
Boston, Massachusetts 02135
Telephone: (617) 779-7878

If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

By Order of the Board of Directors,

Stephen N. Kahane, M.D., M.S.
CEO and Chairman

Boston, Massachusetts
April 30, 2007

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE OR VOTE OVER THE INTERNET. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES OR VOTED OVER THE INTERNET.

AMICAS, INC.

2007 EMPLOYEE STOCK PURCHASE PLAN

August 1, 2007

The purpose of this Plan is to provide, as of August 1, 2007, eligible employees of AMICAS, INC. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, $.001 par value (the “Common Stock”). As of June 5, 2007, 750,000 shares of Common Stock in the aggregate are approved for this purpose. This Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

1. Administration.  The Plan will be administered by the Company’s Board of Directors (the “Board”) or by a Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2. Eligibility.  All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

(a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week; and

(b) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

No employee may be granted an Option hereunder if such employee, immediately after the Option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall he treated as stock owned by the employee.

For purposes of paragraph (a), an individual on paid leave of absence will be treated as customarily employed at the same number of hours per week as such employee was employed immediately preceding the commencement of the paid leave of absence. Individuals on unpaid leaves of absence shall not be treated as customarily employed.

3. Offerings.  The Company will make one or more offerings (“Offerings”) to employees to purchase stock under this Plan. Offerings will begin each February 1 and August 1, or the first business day thereafter (the “Offering Commencement Dates”). Each Offering Commencement Date will begin a six (6) month period (a “Plan Period”) during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of less than six (6) months for subsequent Offerings.

4. Participation.  An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee’s appropriate payroll office at least fifteen (15) days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, such employee’s deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the sum of an employee’s basic salary, overtime, commissions, bonuses, and other similar cash payments (determined before deductions for pre-tax contributions to the Company’s tax qualified defined contribution plans) that are reportable on an employee’s Form W-2, but excluding (1) fringe benefits; (2) amounts not paid in cash; and (3) amounts paid by an affiliate. “Fringe benefits” include but are not limited to reimbursements or other expense allowances, fringe benefits (cash and non cash), moving expenses, severance payments, deferred compensation, employee referral payments and welfare benefits, even if such amounts are otherwise includible in an employee’s gross income.

5. Deductions.  The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction of a whole percentage between 1% and 15% of the Compensation such employee receives during the Plan Period or such shorter period during which deductions from payroll are made.

6. Deduction Changes.  Increases or decreases in payroll deductions are permitted prior to the commencement of an Offering, subject to the notice requirements of Section 4. An employee may discontinue that employee’s payroll deduction once during any Plan Period by filing a new payroll deduction authorization form. However, an employee may not increase or decrease that employee’s payroll deduction during a Plan Period. If an employee elects to discontinue that employee’s payroll deductions during a Plan Period, but does not elect to withdraw that employee’s funds pursuant to Section 8 hereof, funds deducted prior to that employee’s election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7. Interest.  Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to tune determine.

8. Withdrawal of Funds.  An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

9. Purchase of Shares.  On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the share maximum and $25,000 calendar year limit (both as defined below) determined by dividing (i) the balance credited to the participant’s account on the Exercise Date by (ii) the purchase price (as defined below). The share maximum with respect to which any shares under the Plan may he purchased in any calendar year through the exercise of Options by any eligible employee is 5,000.

Notwithstanding the above, no employee may be granted an Option (as defined in Section 9) which permits such employee’s rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the Offering Commencement Date or (ii) the Exercise Date, whichever closing price shall be less. Such

2

closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the NASDAQ Global Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal.

Each person who continues to be an employee and a participant in the Plan on the Exercise Date shall be deemed to have exercised such employee’s Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that such employee’s accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the following Offering, unless the employee elects not to participate, in the following Offering under the Plan, in which case the balance in the employee’s account shall be refunded. Notwithstanding the foregoing, any employee who purchases the $25,000 calendar year limit or share maximum (both as defined in Section 9) shall be refunded any remaining amount attributable to such employee’s deductions as soon as administratively feasible.

10. Issuance of Certificates.  Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates, The Company shall issue, or cause the book entry of, such shares as soon as administratively feasible following the Exercise Date.

11. Rights on Retirement, Death or Termination of Employment.  In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to such person, such person shall cease to be a participant in the Plan, and the balance in such person’s account shall be paid to such person as soon as administratively feasible following such termination or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment and ceased participation for the purposes of this Plan. No employee who terminates employment prior to an Exercise Date may exercise an Option to purchase any Common Stock on any Exercise Date following such employee’s termination of employment.

12. Optionees Not Stockholders.  Neither the granting of an Option to an employee nor the deductions from such employee’s pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to such employee.

13. Rights Not Transferable.  Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

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14. Application of Funds.  All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15. Adjustment in Case of Changes Affecting Common Stock.  The number of shares of Common Stock covered by unexercised Options under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but are not yet subject to Options (collectively, the “Reserves”), the share limitation set forth in Section 9, as well as the price per share of Common Stock covered by each unexercised Option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock.

16. Merger.  If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall he given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to such employee’s account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

17. Amendment of the Plan.  The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

18. Insufficient Shares.  In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

19. Termination of the Plan.  This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

20. Governmental Regulations.  The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the NASDAQ Global Market (to the

4

extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

21. Governing Law.  The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

22. Issuance of Shares.  Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

23. Notification upon Sale of Shares.  Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

24. Withholding.  Each employee shall, no later than the date of the event creating the tax liability, make provision satisfactory to the Board for payment of any taxes required by law to be withheld in connection with any transaction related to Options granted to or shares acquired by such employee pursuant to the Plan. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to an employee.

25. Effective Date and Approval of Shareholders.  The Plan shall take effect on August 1, 2007 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

Adopted by the Board of Directors on

April 13, 2007

Approved by the stockholders on

June 5, 2007

5

PROXY
AMICAS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS ON TUESDAY, JUNE 5, 2007
     The undersigned hereby appoints STEPHEN N. KAHANE, and JOSEPH D. HILL and each of them acting individually, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of common stock of AMICAS, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Tuesday, June 5, 2007 at 10:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, or at any adjournment thereof, upon matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Annual Meeting of Stockholders or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows and otherwise in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
(1)	To elect the six (6) nominees listed below to serve until the 2008 Annual Meeting of Stockholders:

☐	FOR all nominees listed

01- Phillip M. Berman, M.D. 02- Stephen J. DeNelsky 03- Stephen J. Lifshatz 04- Stephen N. Kahane, M.D., M.S. 05- David B. Shepherd 06- John J. Sviokla
☐	WITHHOLD AUTHORITY to vote for all nominees listed

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST ABOVE.
(Continued, and to be signed, on the other side)

(Continued from the other side)
(2)	To ratify the appointment of BDO Seidman, LLP as independent registered public accounting firm for AMICAS, Inc. for the year ending December 31, 2007:
☐ FOR           ☐ AGAINST           ☐ ABSTAIN
(3)	To approve the 2007 Employee Stock Purchase Plan:
☐ FOR           ☐ AGAINST           ☐ ABSTAIN
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE
PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON BOTH SIDES OF THIS PROXY.

Date , 2007

Please sign exactly as your name or names appear hereon. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.
     PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON TUESDAY, JUNE 5, 2007. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.